UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 5, 2019

Green Plains Inc.
(Exact Name of Registrant as Specified in Charter)

Iowa
(State or Other Jurisdiction of Incorporation)

001-32924	84-1652107
(Commission File Number)	(I.R.S. Employer Identification Number)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of Principal Executive Offices)	(Zip Code)

 (402) 884-8700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC

Item 2.02. Results of Operations and Financial Condition.

        Green Plains Inc. issued a press release announcing its financial results for the three months ended June 30, 2019. A copy of this press release is attached as Exhibit 99.1.

        The information in this current report on Form 8-K, including Exhibit 99.1, is “furnished,” not “filed,” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not subject to liability of that section nor deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, before or after this date and regardless of any general incorporation language in the filing, unless explicitly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description

99.1	Press Release, dated August 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: August 5, 2019	By:	/s/ G. Patrich Simpkins Jr.
G. Patrich Simpkins Jr.
Chief Financial Officer (Principal Financial Officer)